SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of April 16, 1999, is among DARLING INTERNATIONAL INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), each of the banks or other lending institutions which is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"), COMERICA BANK, CREDIT LYONNAIS NEW YORK BRANCH and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, each individually as a Bank and as a co-agent and BANKBOSTON, N.A., individually as a Bank and as agent for itself, the other Banks and the other Secured Parties (in its capacity as agent, together with its successors in such capacity, the "Agent").

                                    RECITALS:

         Borrower, the Agent, and the Banks have entered into that certain Amended and Restated Credit Agreement dated as of January 22, 1999 (as the same has been amended pursuant to that certain First Amendment to Amended and Restated Credit Agreement dated March 1, 1999 and as the same may hereafter be amended or otherwise modified, the "Agreement").

         Since the execution of the Agreement: (a) The Fuji Bank Limited, New York Branch ("Fuji") assigned its interests in, and obligations under, the Agreement to NationsBank, N.A. and as a result, Fuji is no longer a Bank under the Agreement and (b) the sale of the stock of International Processing Corporation and International Transportation Service, Inc. contemplated by
Section 10.8 (f) of the Agreement has occurred and as a result, neither International Processing Corporation nor International Transportation Service, Inc. is an Obligated Party under the Agreement.

         Borrower, the Agent and the Banks now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:


                                    ARTICLE 1

                                   Definitions

Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                    ARTICLE 2

                                   Amendments

Section 1.2 Amendment to Section 3.2. The phrase "Subject to Section 10.8" in the beginning of Section 3.2 is deleted therefrom.

Section 1.3 Amendment to Section 10.5. Clauses (h) and (k) of Section 10.5 are amended in their respective entireties to read as follows:

                           (h) loans evidencing the deferred payment of the purchase price of the assets disposed of pursuant to subsections 10.8(e), (g), and (h);

                           (k) loans,  advances,  or  investments in addition to
                  those  described  in clauses (a)  through (j) of this  Section
                  10.5 if the sum of (i) the aggregate principal amount of such loans and advances outstanding, plus (ii) the aggregate acquisition cost of the outstanding investments plus (iii) the aggregate amount of the Net Out Flows (as defined in Section 10.8) from all Route Sales (as defined in Section 10.8), never exceeds Five Hundred Thousand Dollars ($500,000).

Section 1.4 Amendment to Section 10.8. The last sentence of Section 10.8 is deleted therefrom and clause (f) of Section 10.8 is amended in its entirety to read as follows:

                  (f) the sale to third parties (each such third party or an Affiliate of such third party, herein a "Route Purchaser") of lists of customers who provide raw materials to the Borrower or a Subsidiary and the containers utilized to collect and store such materials (each a "Route Sale") if all the following conditions are satisfied with respect to each Route Sale:

                           (i) No Event of Default  exists as of the date of the
                  sale or would result therefrom, including without limitation, any Event of Default that might result therefrom because of the failure to comply with Section 11.1 (i.e., the
                  Consolidated Net Worth covenant) and Section 11.4 (i.e., the Capital Expenditure covenant);

                           (ii) such sale is made in connection with a corresponding purchase from the applicable Route Purchaser of a list of customers who can provide raw materials to the Borrower or a Subsidiary and a corresponding purchase of the containers utilized to collect and store such materials (the "Offsetting Purchase");

                           (iii) if the Net Cash Proceeds (calculated in accordance with clause (2) of the definition of Net Cash Proceeds) received from a Route Sale exceed the purchase price for the corresponding Offsetting Purchase, then the amount of the excess shall be delivered to the Agent for repayment of the Loans in accordance with subsection 5.4(b)(i); provided that for purposes of this Agreement (including for the purpose of determining the amount to be applied to the repayment of the Loans in connection with a Route Sale), the term "Net Cash Proceeds" shall mean only the amount of such excess;

                           (iv) the sum of (A) the  aggregate  amount of the Net
                  Out Flows from all Route Sales plus (B) the aggregate principal amount of all loans and advances outstanding under the permissions of clause (k) of Section 10.5 plus (C) the aggregate acquisition cost of all outstanding investments made under the permissions of clause (k) of Section 10.5 shall never exceeds Five Hundred Thousand Dollars ($500,000) (the term "Net Out Flows" means, with respect to a Route Sale, the amount by which the purchase price for the corresponding Offsetting Purchase exceeds the amount received from the Route
                  Sale);

                           (v) the  assets  sold in  connection  with such Route
                  Sale are sold for fair value and the Borrower shall have provided the Agent and each Bank with its calculation of the sales price therefor and the value of the assets to be purchased in connection with the corresponding Offsetting Purchase;

                           (vi) the proposed Route Sale and corresponding Offsetting Purchase shall comply, in all material respects, with applicable laws, rules and regulations and any applicable order, writ, injunction, or decree of any Governmental Authority or arbitrator;

                           (vii) the  aggregate  weekly  amount of pounds of raw
                  material inage attributable to all Route Sales made under the permissions of this clause (f) shall not exceed 18,727,928 pounds with the weekly amount of pounds of raw material inage attributable to a Route Sale being calculated based on the most recent week preceding the date of sale; and

                           (viii) Borrower shall provide the Agent and each Bank
                  a certification as to the Borrower's compliance with the matters set forth in the forgoing clauses (i) through (vii) prior to or on the date of the closing of the proposed Route Sale;

                                    ARTICLE 3

                  Ratifications, Representations and Warranties

Section 1.5 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, the Agent, and the Banks agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 1.6 Representations and Warranties. Borrower hereby represents and warrants to Agent and the Banks as follows: (i) the execution, delivery and performance of this Amendment has been authorized by all requisite action on the part of Borrower and each Obligated Party and will not violate the articles of incorporation or bylaws of Borrower or any Obligated Party; (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof except for such representations and warranties limited by their terms to a specific date; (iii) no Default has occurred and is continuing; and (iv) Borrower and each Obligated Party are in full compliance with all covenants contained in the Agreement, as amended hereby, and each Loan Document.

                                    ARTICLE 4

                                  Miscellaneous

Section 1.7 Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or any Bank shall affect the representations and warranties or the right of Agent or any Bank to rely upon them.

Section 1.8 Reference to Agreement. Each of the Loan Documents are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 1.9 Expenses of Bank. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation, the reasonable costs and fees of Agent's legal counsel.

Section 1.10 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 1.11 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

Section 1.12 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, each Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

Section 1.13 Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

Section 1.14 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Obligated Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 1.15 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 1.16 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS
AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.

                                                BORROWER:

                                                DARLING INTERNATIONAL INC.

                                                By:
                                                  -------------------------
                                                Brad Phillips, Treasurer

                                         AGENT AND BANKS:

                                         BANKBOSTON, N.A.,as Agent and as a Bank

                                         By:
                                               Peter Haley
                                               Vice President


                                        CO-AGENTS:

                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:
                                        Name:
                                        Title:


                                        COMERICA BANK

                                        By:
                                            Reginald M. Goldsmith, III
                                            Vice President


                                        WELLS FARGO BANK (TEXAS), NATIONAL
                                        ASSOCIATION


                                        By:
                                            Roger Fruendt
                                            Vice President



                                        OTHER BANKS:

                                        HARRIS TRUST AND SAVINGS BANK

                                        By:
                                        Name:
                                        Title:

                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        By:
                                            Phillip D. Martin
                                            Vice President


                                        HIBERNIA NATIONAL BANK

                                        By:
                                            Frank Crifasi
                                            Vice President


                                        THE SUMITOMO BANK, LIMITED

                                        By:
                                        Name:
                                        Title:

                                        By:
                                        Name:
                                        Title:


                                        SUNTRUST BANK, ATLANTA

                                        By:
                                            F. Steven Parrish
                                            Vice President

                                        By:
                                        Name:
                                        Title:


                                        CREDIT AGRICOLE INDOSUEZ

                                        By:
                                        Name:
                                        Title:

                                        By:
                                        Name:
                                        Title:

                                        NATIONSBANK, N.A., doing business as
                                        Bank ofAmerica, National Association

                                        By:
                                            William E. Livingstone, IV
                                            Senior Vice President


                                        THE BANK OF NOVA SCOTIA

                                        By:
                                        Name:
                                        Title:


                                        BANK ONE, TEXAS, N.A.

                                        By:
                                        Name:
                                        Title:

                             Obligated Party Consent


         Each of the undersigned Obligated Parties: (i) consent and agree to this Amendment; and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Obligated Party enforceable against it in accordance with their respective terms.

                              OBLIGATED
                              PARTIES:

                                   DARLING RESTAURANT SERVICES INC.
                                   ESTEEM PRODUCTS INC.
                                   THE STANDARD TALLOW CORPORATION

                                   By:
                                            Brad Phillips, Treasurer of each of
                                            the forgoing companies